================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 1, 2002

                                    TXU CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     Texas                        1-12833                        75-2669310
(State or Other                 (Commission                   (I.R.S. Employer
Jurisdiction of                 File Number)                 Identification No.)
 Incorporation)


                             TXU US HOLDINGS COMPANY
                         (FORMERLY TXU ELECTRIC COMPANY)

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            Texas 1-11668 75-1837355
(State or Other                 (Commission                    (I.R.S. Employer
Jurisdiction of                 File Number)                 Identification No.)
 Incorporation)


                                 TXU GAS COMPANY

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             Texas 1-3183 75-0399066
(State or Other                 (Commission                   I.R.S. Employer
Jurisdiction of                 File Number)                Identification No.)
 Incorporation)

                 ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS
     75201-3411 (Address of Principal Executive Offices, Including Zip Code)

       REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE - (214)-812-4600

================================================================================

         This Form 8-K is filed separately by TXU Corp. (TXU), and its wholly-owned subsidiaries, TXU US Holdings Company (formerly TXU Electric Company) and TXU Gas Company (TXU Gas). TXU Electric Company was renamed TXU US Holdings Company on January 1, 2002. For purposes of continuity, TXU US Holdings Company is referred to in this report as "TXU Electric". The information contained herein is filed by each of TXU, TXU Electric and TXU Gas, other than the pro forma financial information with respect to the disposition of TXU Gas' merchant energy trading business and unregulated commercial/industrial retail gas operations, which is filed solely by TXU Gas.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         TXU GAS

         The unaudited pro forma condensed consolidated financial statements of TXU Gas for each of the three years in the period ended December 31, 2000, and as of and for the nine months ended September 30, 2001, included in this report have been prepared to reflect the transfer on January 1, 2002 of the merchant energy trading business and the unregulated commercial/industrial retail gas operations of TXU Gas to TXU Energy Company LLC (TXU Energy), a wholly-owned subsidiary of TXU Electric, in connection with the restructuring as described in
Item 5 below.

         After the transfer of the merchant energy trading business and the unregulated commercial/industrial retail gas operations, the continuing operations of TXU Gas will consist of the purchase, transmission, distribution and sale of natural gas in the north-central, eastern and western parts of Texas and the provision of unregulated asset management services for cooperatives, municipally owned and investor-owned utilities throughout North America.

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE
          TXU, TXU ELECTRIC AND TXU GAS

      TXU, a Texas corporation, is a global energy services company whose principal United States (US) electric utility operations have been conducted through TXU Electric and whose principal US gas utility operations, merchant energy trading business and unregulated commercial/industrial retail gas operations have been conducted through TXU Gas.

      Business Restructuring - Legislation was passed during the 1999 session of the Texas Legislature that restructures the electric utility industry in Texas (1999 Restructuring Legislation). Among other matters, the l999 Restructuring Legislation provides that by January 1, 2002, each electric utility was required to separate (unbundle) its business into the following: power generation operations; a retail electric provider (REP); and a transmission and distribution (T&D) company or separate T&D companies.

         As required by the 1999 Restructuring Legislation, TXU Electric filed its business separation plan with the Public Utility Commission of Texas (Commission). This business separation plan and the March 2000 application to the Commission, laid the foundation for TXU Energy to take part in retail competition which began in the Texas electricity market as planned on January 1, 2002. In order to satisfy its obligations to unbundle its business pursuant to the 1999 Restructuring Legislation and consistent with its business separation plan as amended and approved by the Commission on October 31, 2001, as of January 1, 2002 TXU Electric transferred:

o its electric T&D assets, to TXU Electric Delivery Company (TXU Electric Delivery), which is a regulated utility and a wholly-owned subsidiary of TXU Electric, (the T&D assets of TXU SESCO Company, a subsidiary of TXU, were also transferred to TXU Electric Delivery),

o its electric power generation assets to subsidiaries of TXU Generation Holdings Company LLC (TXU Generation), which is an unregulated entity, and

o its retail customers to a REP, TXU Energy Retail Company LP (TXU Energy Retail), which also is an unregulated entity.

      TXU Generation and TXU Energy Retail are wholly-owned subsidiaries of TXU Energy that began operations on January 1, 2002. TXU Energy was formed as a Delaware limited liability company in the fourth quarter of 2001.

         In addition to the merchant energy trading business and unregulated commercial/industrial retail gas operations of TXU Gas, as of January 1, 2002, TXU Energy acquired the REP of TXU SESCO Company and the energy management services businesses and other affiliates of TXU, including the fuel procurement and coal mining subsidiaries (TXU Fuel and TXU Mining), which service the generation operations.

         In connection with the restructuring, the generation assets transferred to TXU Energy were released from the lien of TXU Electric's mortgage. Upon transfer of the T&D assets to TXU Electric Delivery, TXU Electric Delivery assumed TXU Electric's mortgage and the first mortgage bonds outstanding thereunder, and TXU Electric was released from the obligations under the mortgage. Certain other unsecured obligations of TXU Electric were assumed by TXU Energy.

      The relationships of the entities affected by the restructuring and their rights and obligations with respect to their collective assets and liabilities are contractually described in a Master Separation Agreement executed in December 2001.

      The diagrams below summarize the principal legal entities and their relationships before and after the restructuring:

                                [OBJECT OMITTED]


FORWARD-LOOKING STATEMENTS

         This report and other presentations made by TXU, TXU Electric and TXU Gas contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although TXU, TXU Electric and TXU Gas believe that in making any such statement their expectations are based on reasonable assumptions, any such statement involves uncertainties and is qualified in its entirety by reference to factors contained in the Forward-Looking Statements section of Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in the TXU, TXU Electric and TXU Gas 2000 Forms 10-K, as well as general industry trends; power costs and availability; changes in business strategy, development plans or vendor relationships; availability of qualified personnel; changes in, or the failure or inability to comply with, governmental regulations, including, without limitation, environmental regulations; changes in tax laws; and access to adequate transmission facilities to meet changing demand, among others, that could cause the actual results of TXU, TXU Electric and TXU Gas to differ materially from those projected in such forward-looking statements.

         Any forward-looking statement speaks only as of the date on which such statement is made, and TXU, TXU Electric and TXU Gas undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for TXU, TXU Electric and TXU Gas to predict all of such factors, nor can they assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information

TXU GAS COMPANY

         The following pro forma financial information is being filed solely by TXU Gas Company for the purpose of providing information about its businesses after giving effect to the transactions described in Item 5. above.

INDEX TO FINANCIAL STATEMENTS
                                                                           Page
                                                                           ----
Pro Forma Financial Statements
   Unaudited Condensed Consolidated Pro Forma Financial
     Information of TXU Gas Company and its subsidiaries :

       Unaudited Condensed Consolidated Pro Forma
         Balance Sheet as of September 30, 2001............................  6

       Unaudited Condensed Consolidated Pro Forma
         Statement of Operations
         for the Nine Months Ended September 30, 2001......................  7

       Unaudited Condensed Consolidated Pro Forma
         Statement of Operations
         for the Year Ended December 31,  2000.............................  8

       Unaudited Condensed Consolidated Pro Forma
         Statement of Operations
         for the Year Ended December 31, 1999..............................  9

       Unaudited Condensed Consolidated Pro Forma
         Statement of Operations
         for the Year Ended December 31, 1998.............................. 10

       Notes to Financial Statements....................................... 11



(c)      Exhibits

     No. 2 Master Separation Agreement by and among TXU Electric Delivery Company, TXU Generation Holdings Company LLC, TXU Merger Energy Trading Company LP, TXU SESCO Company, TXU SESCO Energy Services Company, TXU Energy Retail Company LP and TXU Electric Company, dated as of December 14, 2001.

                         PRO FORMA FINANCIAL STATEMENTS


         The unaudited condensed consolidated pro forma financial statements have been derived from and should be read in conjunction with TXU Gas' historical consolidated financial statements contained in its annual report on Form 10-K for the fiscal year ended December 31, 2000 and its quarterly report on Form 10-Q for the quarter and nine months ended September 30, 2001. The Unaudited Condensed Consolidated Pro Forma Balance Sheet as of September 30, 2001 gives effect to the disposition of the merchant energy trading business and unregulated commercial/industrial retail gas operations as if it had occurred on September 30, 2001. The Unaudited Condensed Consolidated Pro Forma Statements of Operations for each of the three years in the period ended December 31, 2000 and the nine month period ended September 30, 2001 give effect to the disposition of the merchant energy trading business and unregulated commercial/industrial retail gas operations as if it had occurred on January 1 of each period presented. The pro forma financial information is based on TXU Gas' previously reported historical financial statements and adjusted as described in the accompanying Notes to Financial Statements. The Unaudited Condensed Consolidated Pro Forma Statements of Operations are not necessarily indicative of the financial results that would have been realized had the disposition of the merchant energy trading business and unregulated commercial/industrial retail gas operations occurred on the indicated dates, nor are they necessarily indicative of future financial results. In addition, results for the nine-month period presented herein are not necessarily indicative of results for a full year's operations.

                        TXU GAS COMPANY AND SUBSIDIARIES

            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET

                            AS OF SEPTEMBER 30, 2001

                               Millions of Dollars

                                                                            Less
                                                                         Transferred
                                                         TXU Gas          Operations       Pro Forma       Consolidated
                                                       Historical(a)     Historical(b)    Adjustments(c)    Pro Forma
ASSETS
Current Assets:
   Cash and cash equivalents...........................  $   11            $    8            $   --           $    3
   Accounts receivable.................................     587               427                --              160
   Inventories - at average cost.......................     122                --                --              122
   Merchant energy trading assets......................     819               819                --               --
   Deferred income taxes...............................      24                 3                --               21
   Other current assets................................      91                53                --               38
                                                         ------            ------            ------           ------
     Total current assets..............................   1,654             1,310                --              344
                                                         ------            ------            ------           ------

Investments............................................      38                 5                --               33
Property, plant and equipment - net....................   1,537                83                --            1,454
Goodwill...............................................     778                --                --              778
Regulatory assets......................................      74                --                --               74
Merchant energy trading assets.........................     407               407                --               --
Deferred debits and other assets.......................      24                 7                --               17
                                                         ------            ------            ------           ------

       Total assets....................................  $4,512            $1,812            $   --           $2,700
                                                         ======            ======            ======           ======

LIABILITIES AND SHAREHOLDERS EQUITY
Current Liabilities:
   Accounts payable:
     Parent and affiliates.............................  $  100            $    7            $    1           $   94
     Trade.............................................     345               313                --               32
   Merchant energy trading liabilities.................     696               696                --               --
   Other current liabilities...........................     106                10                --               96
                                                         ------            ------            ------           ------
     Total current liabilities.........................   1,247             1,026                 1              222

Accumulated deferred income taxes and investment
   tax credits                                              148                 1                --              147
Merchant energy trading liabilities....................     315               315                --               --
Other deferred credits and noncurrent liabilities......     240                19                (2)             219
Advances from TXU Corp.................................     667               478                --              189
Long-term debt, less amounts due currently.............     754                 1                 1              754

TXUGas Company obligated, mandatorily redeemable,
    preferred securities of subsidiary trust
    holding solely junior subordinated debentures
    of TXU Gas Company.................................     147                --                --              147


Shareholders' equity
   Preferred stock.....................................      75                --                --               75
   Common stock equity.................................     919               (28)               --              947
                                                         ------            ------            ------           ------
       Total shareholders' equity......................     994               (28)               --            1,022
                                                         ------            ------            ------           ------

       Total liabilities and shareholders equity.......  $4,512            $1,812            $   --           $2,700
                                                         ======            ======            ======           ======


See Notes to Financial Statements.

                        TXU GAS COMPANY AND SUBSIDIARIES

       UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                               Millions of Dollars


                                                                               Less
                                                                            Transferred
                                                            TXU Gas         Operations        Pro Forma      Consolidated
                                                           Historical(a)    Historical(b)    Adjustments(c)    Pro Forma
Operating revenues.......................................   $5,355            $4,381            $    6           $  980
                                                            ------            ------            ------           ------
Operating expenses
   Energy purchased for resale...........................    4,909             4,273                 4              640
   Operation and maintenance.............................      283                86                 2              199
   Depreciation and other amortization...................       49                 2                --               47
   Goodwill amortization.................................       16                --                --               16
   Taxes other than income...............................       82                 2                --               80
                                                            ------            ------            ------           ------
     Total operating expenses............................    5,339             4,363                 6              982
                                                            ------            ------            ------           ------
Operating income (loss) from continuing operations.......       16                18                --               (2)

Other income (deductions) - net..........................        7                --                --                7
                                                            ------            ------            ------           ------

Income from continuing operations before interest,
   other charges and income taxes........................       23                18                --                5

Interest income..........................................       18                 3                 1               16

Interest expense and other charges.......................       67                11                 1               57
                                                            ------            ------            ------           ------

Income (loss) from continuing operations
   before income taxes                                         (26)               10                --              (36)

Income tax expense (benefit).............................       (4)                3                --               (7)
                                                            ------            ------            ------           ------

Income (loss) from continuing operations.................   $  (22)           $    7            $   --           $  (29)
                                                            ======            ======            ======           ======



See Notes to Financial Statements.

                        TXU GAS COMPANY AND SUBSIDIARIES

       UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                               Millions of Dollars


                                                                                     Less
                                                                                  Transferred
                                                                  TXU Gas         Operations        Pro Forma      Consolidated
                                                                 Historical(a)    Historical(b)    Adjustments(c)    Pro Forma

Operating revenues........................................        $6,530            $5,430            $    7           $1,107
                                                                  ------            ------            ------           ------

Operating expenses
   Energy purchased for resale............................         6,030             5,430                 4              604
   Operation and maintenance..............................           343                90                 3              256
   Depreciation and other amortization....................            63                 2                --               61
   Goodwill amortization..................................            22                --                --               22
   Taxes other than income................................            66                 3                --               63
                                                                  ------            ------            ------           ------
     Total operating expenses.............................         6,524             5,525                 7            1,006
                                                                  ------            ------            ------           ------

Operating income (loss) from continuing operations........             6               (95)               --              101

Other income (deductions) - net...........................            61                --                --               61
                                                                  ------            ------            ------           ------

Income (loss) from continuing operations before
   interest, other charges and income taxes...............            67               (95)               --              162

Interest income...........................................             7                 4                 9               12

Interest expense and other charges........................            82                10                 9               81
                                                                  ------            ------            ------           ------

Income (loss) from continuing operations
   before income taxes                                                (8)             (101)               --               93

Income tax expense (benefit)..............................             5               (35)               --               40
                                                                  ------            ------            ------           ------

Income (loss) from continuing operations..................        $  (13)           $  (66)           $   --           $   53
                                                                  ======            ======            ======           ======


See Notes to Financial Statements.

                        TXU GAS COMPANY AND SUBSIDIARIES

       UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                               Millions of Dollars

                                                                                 Less
                                                                              Transferred
                                                               TXU Gas         Operations         Pro Forma      Consolidated
                                                              Historical(a)    Historical(b)    Adjustments(c)    Pro Forma

Operating revenues.......................................      $3,835            $2,991            $   24           $  868
                                                               ------            ------            ------           ------
Operating expenses
   Energy purchased for resale...........................       3,307             2,974                24              357
   Operation and maintenance.............................         357                55                --              302
   Depreciation and other amortization...................          63                 2                --               61
   Goodwill amortization.................................          21                --                --               21
   Taxes other than income...............................          61                 2                --               59
                                                               ------            ------            ------           ------
     Total operating expenses............................       3,809             3,033                24              800
                                                               ------            ------            ------           ------

Operating income (loss) from continuing operations.......          26               (42)               --               68

Other income (deductions) - net..........................          16                 4                --               12
                                                               ------            ------            ------           ------

Income (loss) from continuing operations before
   interest, other charges and income taxes..............          42               (38)               --               80

Interest income..........................................           1                 1                 1                1

Interest expense and other charges.......................          77                 3                 1               75
                                                               ------            ------            ------           ------

Income (loss) from continuing operations
   before income taxes                                            (34)              (40)               --                6

Income tax expense (benefit).............................         (16)              (14)               --               (2)
                                                               ------            ------            ------           ------

Income (loss) from continuing operations.................      $  (18)           $  (26)           $   --           $    8
                                                               ======            ======            ======           ======


See Notes to Financial Statements.

                        TXU GAS COMPANY AND SUBSIDIARIES

       UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                               Millions of Dollars


                                                                                        Less
                                                                                     Transferred
                                                                      TXU Gas         Operations         Pro Forma     Consolidated
                                                                     Historical(a)   Historical(b)     Adjustments(c)    Pro Forma
Operating revenues........................................            $4,038            $3,207            $   24           $  855
                                                                      ------            ------            ------           ------

Operating expenses
   Energy purchased for resale............................             3,503             3,153                24              374
   Operation and maintenance..............................               346                38                --              308
   Depreciation and other amortization....................                55                 2                --               53
   Goodwill amortization..................................                21                --                --               21
   Taxes other than income................................                67                 1                --               66
                                                                      ------            ------            ------           ------
     Total operating expenses.............................             3,992             3,194                24              822
                                                                      ------            ------            ------           ------

Operating income from continuing operations...............                46                13                --               33

Other income (deductions) - net...........................                 5                --                --                5
                                                                      ------            ------            ------           ------

Income from continuing operations before interest,
   other charges and income taxes.........................                51                13                --               38

Interest income...........................................                --                --                --               --

Interest expense and other charges........................                76                 3                --               73
                                                                      ------            ------            ------           ------

Income (loss) from continuing operations before
   income taxes                                                          (25)               10                --              (35)

Income tax expense (benefit)..............................                (3)                3                --               (6)
                                                                      ------            ------            ------           ------

Income (loss) from continuing operations..................            $  (22)           $    7            $   --           $  (29)
                                                                      ======            ======            ======           ======



See Notes to Financial Statements.

                                 TXU GAS COMPANY

                          NOTES TO FINANCIAL STATEMENTS



The unaudited pro forma condensed consolidated financial statements of TXU Gas for each of the three years in the period ended December 31, 2000 and as of and for the nine months ended September 30, 2001 have been prepared based on TXU Gas' historical consolidated financial statements.

PRO FORMA ADJUSTMENTS

(a) Included in the September 30, 2001 historical balance sheet column for TXU Gas is $778 million of goodwill, net of amortization, arising from TXU's 1997 acquisition of ENSERCH Corporation (renamed TXU Gas Company). The merchant energy trading business and unregulated commercial/industrial retail gas operations included in the accompanying financial statements were originally part of ENSERCH Corporation. As part of its implementation effort to adopt Statement of Financial Accounting Standards No. 142 (SFAS No. 142), "Goodwill and Other Intangible Assets", TXU is in the process of determining its reporting units as defined by SFAS No. 142, the fair value of those reporting units, and the allocation of goodwill to those reporting units based upon the determined fair value. TXU has not yet determined the amount of goodwill that will be allocated to its reporting units upon adoption of SFAS No. 142.

(b) Pro forma adjustments have been made within the unaudited condensed consolidated pro forma financial statements to reflect the transfer to TXU Energy of the historical assets, liabilities, income and expenses of the merchant energy trading business and unregulated commercial/industrial retail gas operations. These amounts represent the historical merchant energy trading segment of TXU Gas.

(c)  Reversal of previously eliminated intercompany transactions.

                                   SIGNATURES


         Pursuant to their requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                                      TXU CORP.




                                          By         /s/ Biggs C. Porter
                                            -----------------------------------
                                                         Biggs C. Porter
                                                         Vice President,
                                                         Controller and
                                                   Principal Accounting Officer


                                                TXU US HOLDINGS COMPANY




                                         By         /s/ Biggs C. Porter
                                            -----------------------------------
                                                        Biggs C. Porter
                                                        Vice President,
                                                   Principal Accounting Officer
                                                        TXU GAS COMPANY




                                         By         /s/ Biggs C. Porter
                                            -----------------------------------
                                                        Biggs C. Porter
                                                        Vice President,
                                                 Principal Accounting Officer




Date:  January 16, 2002

                                 Exhibit Index


Exhibit No.    Name
-----------    ----
     2         Master Separation Agreement by and among TXU Electric Delivery
               Company, TXU Generation Holdings Company LLC, TXU Merger Energy
               Trading Company LP, TXU SESCO Company, TXU SESCO Energy Services
               Company, TXU Energy Retail Company LP and TXU Electric Company, dated as of December 14, 2001.